                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 25, 2007
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                            MERRIMAC INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                    0-11201                    22-1642321
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(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)

41 Fairfield Place, West Caldwell, New Jersey                          07006
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   (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (973) 575-1300

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On April 25, 2007, the Audit Committee of the Board of Directors of
Merrimac Industries, Inc. (the "Company") dismissed Grant Thornton LLP as the
Company's independent registered public accounting firm.

         The audit reports of Grant Thornton LLP on the Company's consolidated financial statements as of and for the fiscal years ended January 1, 2005,
December 31, 2005 and December 30, 2006 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended January 1, 2005, December 31, 2005 and
December 30, 2006, and for the interim period through April 25, 2007, the date the Company's engagement of Grant Thornton LLP ended, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Grant Thornton LLP's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

         During the fiscal years ended January 1, 2005, December 31, 2005 and
December 30, 2006, and for the interim period through April 25, 2007, the date the Company's engagement of Grant Thornton LLP ended, Grant Thornton LLP did not advise the Company of any reportable events under Item 304(a)(1)(iv) and (v) of
Regulation S-K promulgated under the Securities Exchange Act of 1934. The
Company provided Grant Thornton LLP with a copy of the foregoing disclosures.
Attached as Exhibit 16.1 hereto is a copy of the letter from Grant Thornton LLP to the Securities and Exchange Commission, dated April 26, 2007, stating that it agrees with such statements.

         On April 25, 2007, the Audit Committee of the Company's Board engaged
J.H. Cohn LLP as the Company's new independent registered public accounting firm. During the fiscal years ended December 31, 2005 and December 30, 2006, and for the interim period through April 25, 2007, the date the Company's engagement of Grant Thornton LLP ended, neither the Company nor anyone acting on the
Company's behalf consulted J.H. Cohn LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed;
or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the
Company by J.H. Cohn LLP that J.H. Cohn LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a "disagreement" or "event," as those terms are described in Item 304(a)(1)(iv)
and (v) of Regulation S-K.

         An affiliate of J.H. Cohn, Cohn Consulting Group, performed the initial work related to the implementation of Section 404 of the Sarbanes-Oxley Act of
2002 for the Company in 2004 and 2005. Cohn Consulting Group also performed limited internal audit procedures for the Company related to the third and fourth quarters of 2005. Their work in 2006 was limited to attendance at Audit
Committee meetings.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

        16.1    Letter from Grant Thornton LLP to the Securities and Exchange
                Commission, dated April 26, 2007.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MERRIMAC INDUSTRIES, INC.

                                             By: /s/ Robert V. Condon
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                                             Name:  Robert V. Condon
                                             Title: Vice President, Finance
                                             and Chief Financial Officer

Date: April 27, 2007